EXHIBIT 99.1
Credit Suisse Global Leveraged Finance Conference March 2006

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward- looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the Securities and Exchange Commission. Forward Looking Statements

Strategic focus on high quality NBSK pulp Investment Highlights Low cost producer Portfolio of large, modern, state-of-the-art world-class production facilities Low sustaining capital requirements Significant leverage to pulp cycle Ideal geographic locations Access to customers and fiber supply Experienced management team Three Mills (Rosenthal, Stendal, Celgar) Youngest mills on average totalling ~1,300,000 tonnes Aggregate annual production capacity of ~ 862,000 tonnes in Germany Annual production capacity of ~ 430,000 tonnes in BC

NBSK Market Pulp Capacity By Producer Metsa-Botnia Nennah Papers Tembec West Fraser Pope and Talbot Illim Stora Enso Weyerhaeuser Canfor Mercer Sodra 490 550 610 625 645 715 920 1045 1330 1330 1600 Sodra Canfor Weyerhaeuser Stora Enso Ilim Pulp Pope and Talbot West Fraser Tembec Neenah Papers Metsa-Botnia Mercer Producers by Capacity 000's tonnes

Mercer Operations - Locations Mercer Operations - Locations Dresden Papier

MERCER

Management Team

CORPORATE	SALES & MARKETING & OPERATIONS SUPPORT	OPERATIONS			
Jimmy Lee President, CEO & Chairman					
David M. Gandossi EVP, CFO & Secretary	Eric Heine VP, Pulp Sales & Marketing NA & Asia	Ulf Johansson Managing Director Stendal	Leonhard Nossol Managing Director Rosenthal	Myron Nichol VP, Plant and Operations Celgar	Christian Krüber Managing Director Paper Operations
David Brien VP, Controller	David Cooper VP, Pulp Sales & Marketing Europe	Jochen Riepl Business Manager Stendal	Dr. Hans-Jürgen Mielisch Operations Manager Rosenthal	David Brien VP, Admin. & Finance Celgar	
Leonhard Nossol European Group Controller	Werner Stüber VP, Technical Support & Pulp Operations				
Genevieve Stannus Treasurer	Wolfram Ridder VP, Business Development

Rosenthal Today 1999 conversion to kraft pulp production Invested €361 million (secured €102 million in German government grants) Capacity increased from 160,000 to 280,000 ADMTs Increased to 310,000 ADMTs through capital investments and efficiency improvements One of lowest delivered costs to Europe

Stendal - World's Newest NBSK Mill €1 billion "greenfield" mill completed in Q3 2004 with capacity of 550,000 admt 63.6% Mercer owned Secured €275 million in German government grants 80% of project debt government guaranteed Turnkey, fixed-price contract Economies of scale should allow for lower costs than Rosenthal Ability to leverage Rosenthal experience Ability to leverage Rosenthal experience Ability to leverage Rosenthal experience Ability to leverage Rosenthal experience Ability to leverage Rosenthal experience Ability to leverage Rosenthal experience Ability to leverage Rosenthal experience Ability to leverage Rosenthal experience

Celgar Acquired in February 2005: US$210 million plus US$16 million acquired working capital Modernization and expansion project completed in 1993 Stone Container led consortium which arranged rebuild and expansion Significant budget overruns, total cost approximately US$650 million (C$850 million) Operated by KPMG (trustee) in bankruptcy since 1998 Stable and diverse fiber supply 40 sawmills in fiber basket 25% of chips sourced in the US (with US$ pricing) Further modernization and expansion approved for 2006 Quality improvements and incremental capacity 2005: 440,000 2007: 475,000

World Class Assets Analysed Producers of BSKP all dried Regions included: North America, Latin America, Europe, Asia, Oceania Comment W,Avg Cap Botnia Size 1 Sodra Size 2 Mercer Size 3 Weyerhaeuser Size 4 Canfor Size 5 Stora Enso Size 6 Ilim Pulp Size 7 West Fraser Size 8 Pope & Talbot Size 9 UPM Size 10 Neenah Paper Size 11 Tembec Size 12 SCA Size 13 Domtar Size 14 SFK Pulp Size 15 Bowater Catalyst Heinzel Billerud Western Pulp 0 Horizontal line 434.9421334 0.1 30 Horizontal line 434.9421334 0.1 18.92305959 Vertical line 0 0.1 18.92305959 Vertical line 754.5299145 0.1 10.83958264 Botnia 569.3630573 1570000 15.44042391 Sodra 534.5932203 1475000 7.702193718 Mercer 454.1568627 1275000 22.43477683 Weyerhaeuser 376.6666667 1065000 25.15466352 Canfor 437.8 1000000 20.98737991 Stora Enso 390.2094241 955000 25.2534537 Ilim Pulp 687.124183 765000 19.72373446 West Fraser 381.2251656 755000 27.76890472 Pope & Talbot 335.0806452 620000 10.18452741 UPM 754.5299145 585000 25.77467027 Neenah Paper 306.5652174 575000 21.19805804 Tembec 224.0909091 440000 15.49798898 SCA 395 395000 22.86944994 Domtar 310 390000 26 SFK Pulp 375 375000 21.4 Bowater 340 340000 24.9 Catalyst Paper 325 325000 9.8 Heinzel 325 325000 18.3 Billerud 342 315000 22.9 Western Pulp 255 255000 - Technical Age, Years - 3Q05 UPM Botnia Mercer Sodra Ilim Heinzel SCA Billerud Canfor Tembec Neenah Paper P&T SFK Pulp Catalyst Paper Wayco Stora Enso West Fraser Western Pulp Domtar Bowater Weighted average Capacity 435 000 t/a Weighted average Technical age 19 years Mercer versus other top 20 NBSK producers (includes integrated capacity) Source: Jaakko Poyry Large, modern facilities - low capital requirements, high runability State-of-the-art environmental compliance Energy - net producers Note: Bubble sizes represent market pulp productions Mill Capacity, 1,000 mt/a

Market Bleached Softwood Kraft Pulp Consumption - Key End-Uses NBSK Characteristics Source: Jaakko Poyry Premium product produced primarily in Canada and Northern Europe Over 80% of worldwide NBSK production from these regions Growing demand driven by technical evolution of industry Papers moving toward lighter weights, more coatings/fillers and recycled content NBSK provides needed strength for wide range of paper products Generally obtains the highest price relative to other kraft pulps Uncoated Mechanical (Newspaper Inserts) 18% 15% 17% 23% 27% Coated Mechanical (Magazines) Printing and Writing Paper Tissues Specialties

End Uses of Softwood Market Pulp from North America By Destination, % Share per End Use Segment Historically Softwood market pulp has had the most widespread use among pulps Small volumes of softwood (NBSK) can be added to virtually any type of paper product to improve strength characteristics. 5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0 % per year Share of consumption in 2000 (325 million ADMT) Source: Pulp & Paper Products Council

Shipments of Canadian Softwood Chemical Market Pulp by End Use The main end use application consuming a higher percentage of pulp is sanitary papers Between 1980 and 1998 this segment grew by 3 percentage points, between 1998 and 2004 the segment grew by 12%. The rapid growth can partly be explained by the tendency of sanitary capacity to be found in non- integrated mills 5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0 % per year Share of consumption in 2000 (325 million ADMT) Source: Pulp & Paper Products Council

Global Demand Growth Mercer positioned to take advantage of substantial demand growth Global demand growth forecast at 3% 2000-2015 demand growth in Eastern Europe almost twice global average Significant investments in paper making capacity in China will require softwood imports Source: Jaakko Poyry 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% Pulp and Paper Products Demand Growth % per year Share of consumption in 2000 (325 million ADMT) Eastern Europe China Asia (excl. Japan & China) Latin America Africa Oceania Western Europe Japan North America Demand Growth (% per annum)

China Softwood Imports 2000 - 2005 Year over Year growth has been steady albeit volatile on a monthly basis Between 2000 and 2005 growth in softwood imports has increased at an average of 23%. This growth correlates with China's capacity increases in virgin pulp consuming paper grades. Growth in NBSK Imports is now the equivalent of nearly one Celgar per year. 5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0 % per year Share of consumption in 2000 (325 million ADMT) Source: China Gernal Administration of Customs

Global NBSK Shipment-to-Capacity Ratios, 2004-2008 Worldwide NBSK Market Pulp Demand estimated to be 13.6 million ADMTs in 2005 Lack of new NBSK investment and North American mill closures will keep shipment and capacity ratios at 94% While large eucalyptus influx of capacity will depress the hardwood ratio below 90% Source: Pulp & Paper Products Council 2004 2005 2006e 2007e 2008e 09e NBSK 0.937 0.935 0.95 0.95 0.95 0.95 Hdwd 0.946 0.932 0.919 0.896 0.877 0.864 Other sftwd Ap May Jun Jul Aug Sep Oct Nov Dec NBSK Hdwd

Pulp Price History Quarterly Average RISI Price Delivered to Northern Europe CAD USD EURO 2000 2002 2001 2004 2003 2005

0 353.1195516 0 353.1195516 0 378.091747 0 378.091747 0 384.7603468 0.03 384.7603468 0.03 397.634376 0.04 397.634376 0.04 399.4131794 0.04 399.4131794 0.04 404.8164206 0.05 404.8164206 404.8164206 0.07 404.8164206 0.07 406.670799 0.11 406.670799 0.11 409.1573559 0.14 409.1573559 0.14 414.2663292 0.17 414.2663292 0.17 420.3679651 0.18 420.3679651 0.18 421.0038509 0.19 421.0038509 421.0038509 0.2 421.0038509 0.2 425.6823897 0.23 425.6823897 0.23 428.17116 0.25 428.17116 0.25 432.7049653 0.26 432.7049653 432.7049653 0.27 432.7049653 0.27 434.316719 0.27 434.316719 0.27 435.0319165 0.27 435.0319165 0.27 436.2402758 0.27 436.2402758 0.27 436.9951218 0.29 436.9951218 0.29 438.3130033 0.29 438.3130033 0.29 442.2306311 0.3 442.2306311 0.3 445.9192024 0.32 445.9192024 0.32 452.0895205 0.33 452.0895205 0.33 456.6588974 0.35 456.6588974 0.35 461.633901 0.36 461.633901 0.36 462.9355952 0.37 462.9355952 0.37 463.1993628 0.39 463.1993628 0.39 463.4812159 0.4 463.4812159 0.4 463.7625743 0.41 463.7625743 0.41 467.4389758 0.43 467.4389758 0.43 469.2492771 0.45 469.2492771 0.45 469.8972912 0.46 469.8972912 0.46 471.5606439 0.49 471.5606439 0.49 472.5997689 0.51 472.5997689 0.51 473.3863874 0.52 473.3863874 0.52 479.148822 0.53 479.148822 0.53 479.4352495 0.54 479.4352495 0.54 481.1751186 0.55 481.1751186 0.55 481.6499536 0.55 481.6499536 0.55 482.0554382 0.57 482.0554382 0.57 486.4924669 0.59 486.4924669 0.59 488.221781 0.6 488.221781 0.6 490.39336 0.61 490.39336 0.61 498.0210467 0.62 498.0210467 0.62 500.7246405 0.63 500.7246405 0.63 501.3496351 0.64 501.3496351 0.64 504.553274 0.65 504.553274 0.65 507.4856775 0.65 507.4856775 0.65 509.7069551 0.65 509.7069551 Celgar ($169-229/mt) Stendal ($197-257/mt) Rosenthal ($181-241/mt) I Quartile II Quartile III Quartile IV Quartile 94% 90% High $662/mt Low $602/mt Weighted Average for Mercer Mills $184-244/mt Cost Structure of Global NBSK - 3Q05* *EUR = 1.22 USD, USD = 1.15 CAD Selected Exchange Rates - Indicative EBITDA $59-78 million per quarter US$ per metric ton Cumulative Capacity, percent of supply Delivered to Natural Markets Source: Jaakko Poyry

Source: Jaakko Poyry Worldwide Total Market Pulp Demand 700 600 500 400 300 200 100 0 0% Cumulative Share of Global Capacity 100% Cost in US$ / ADMT Average 92.6% BSKP Delivered to Natural Markets $90-100/ADMT spread 4Q03 Cost Level and Prices W. average $409/ADMT W. average $316/ADMT BHKP Softwood vs. Hardwood Cost Structure Delivered cost gap expected to generate ongoing premium between BSKP and BHKP Softwood producers with a low cost structure maintain competitive advantage over average Hardwood producers

Cost of Production Curve (current trends compared to Rosenthal historical) Stendal (Euro) Rosenthal (Euro) Celgar (Euro) Celgar (CAD) Stendal will continue to reduce per tonne production costs as mill operations continue to stabilize and production increases with additional digester capacity. Celgar will continue to see reduced production costs as mill reliability continues to improve and planned CAPEX projects come online. Celgar's cost improvements in the last three quarters of 2005 are masked by a stronger Canadian dollar. * Rosenthal's Jan 2000 / Stendal's Jan 2005 cost of production, Celgar's pre-acquisition previous 12 month average cost of production.

Strong Fiber Supply - Germany High quality, well-managed fiber supply Sustainable harvest rates > consumption levels Largest consumer of wood chips in Germany Diversified supply Stable pricing Contracts not tied to pulp prices Contracts not tied to pulp prices Contracts not tied to pulp prices Contracts not tied to pulp prices Contracts not tied to pulp prices Contracts not tied to pulp prices Contracts not tied to pulp prices

2.4 million m3 (at full capacity) 90% wood chips; 10% pulp logs Cedar, Spruce/Pine/Balsam/Fir ("SPF") and Hemlock 40 sawmills in fiber basket Majority of fiber supply agreements range from two to six years; several are evergreen Third Party Chain of Custody Certified (KPMG) Strong Fiber Supply - Celgar Vancouver Seattle Kamloops Calgary Cranbrook Castlegar British Columbia Alberta Montana Idaho Washington Oregon Columbia River Columbia River Stable and diverse fiber supply

MERCER

BC Mountain Pine Beetle Epidemic


Year 2006
Cumulative Percentage of Pine Killed
Source: BC Government
< 1 %
1 - 10 %
11 - 30 %
31 - 50 %
51 - 70 %
71 - 100 %
0 % pine killed
Fort Nelson
Fort St. John
Mackenzie
Prince Rupert
Burns Lake
Prince George
Quesnel
Williams Lake
Golden
Kamloops
Cranbrook
Nelson
Penticton
Vancouver

The situation is dynamic and evolving

- Modelling predicts 50% of the BC Lodgepole pine inventory will be dead by 2008 with 80% dead by 2013.
- 20-30% of BC timber base and up to 50% of the Central Interior timber base is Lodgepole pine.
- The next 10-15 years will see a 10% increase in the BC harvest with a net effect in the midterm of low chip prices and excess chip supply.
- A comparable decrease in the BC harvest will occur for 50-60 years after the midterm period. The net long term effect will be a chip shortage and higher fiber prices.
- Less than 10% of Celgar's fiber base is Lodgepole pine. Celgar will benefit midterm from low prices and long term with an intact protected fiber base.

Consolidated Balance Sheet As at December 31 As at December 31 As at December 31 (€ 000's) 2005 2004 Cash and equivalents 83,547 49,568 Restricted Cash 31,612 92,833 Total Cash 115,159 142,401 Other Current Assets 160,936 112,546 Other Long-term Assets 1,117,721 1,000,702 Total Assets 1,393,816 1,255,649 Payables and accrued liabilities 112,726 121,978 Debt - current portion 27,601 107,090 Debt - long-term portion 922,619 777,272 Other long-term liabilities 182,127 86,568 Shareholders' equity (1) 148,743 162,741 Total Liabilities and Equity 1,393,816 1,255,649 1. For accounting purposes, German government grants, net of amortization, are treated as a reduction of fixed assets and as such, are not reflected in shareholders' equity. 1. For accounting purposes, German government grants, net of amortization, are treated as a reduction of fixed assets and as such, are not reflected in shareholders' equity. 1. For accounting purposes, German government grants, net of amortization, are treated as a reduction of fixed assets and as such, are not reflected in shareholders' equity. 1. For accounting purposes, German government grants, net of amortization, are treated as a reduction of fixed assets and as such, are not reflected in shareholders' equity. 1. For accounting purposes, German government grants, net of amortization, are treated as a reduction of fixed assets and as such, are not reflected in shareholders' equity.

Consolidated Income Statement (€ 000's) 2005 2004 Revenues 513,908 237,212 Operating EBITDA (1) 68,385 17,172 % Margin 13.3% 7.2% Income (loss) from operations 16,344 (17,972) Net Income (loss) (117,146) 19,980 Avg. NBSK Price Realized (€ /tonne) 407 423 Operating EBITDA: Rosenthal 37,447 32,538 Stendal 35,564 (11,587) Celgar (2) 1,757 - Paper, other (6,383) (3,779) 1. For a definition of Operating EBITDA and a reconciliation to net income, see Schedule A. 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 1. For a definition of Operating EBITDA and a reconciliation to net income, see Schedule A. 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 1. For a definition of Operating EBITDA and a reconciliation to net income, see Schedule A. 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 1. For a definition of Operating EBITDA and a reconciliation to net income, see Schedule A. 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 1. For a definition of Operating EBITDA and a reconciliation to net income, see Schedule A. 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005

Corporate Structure Restricted Group Rosenthal Celgar Stendal Dresden US$310 million senior unsecured notes

Balance Sheet As at December 31, 2005 As at December 31, 2005 As at December 31, 2005 As at December 31, 2005 As at December 31, 2005 As at December 31, 2005 As at December 31, 2005 Restricted Group Unrestricted Group Eliminations Consolidated (€ 000's) Cash and equivalents 48,790 34,757 83,547 Restricted cash - 31,612 31,612 Total cash 48,790 66,369 115,159 Other current assets 91,389 69,547 160,936 Other long-term assets 485,399 678,734 (46,412) 1,117,721 Total Assets 625,578 814,650 (46,412) 1,393,816 Payables and accrued liabilities 46,867 65,859 112,726 Debt - current portion 27,601 27,601 Debt - long-term portion 342,023 580,596 922,619 Other long-term liabilities 22,573 159,762 182,335 Shareholders' equity 214,115 (19,168) (46,412) 148,535 Total Liablilities and Equity 625,578 814,650 (46,412) 1,393,816

Income Statement Period Ended December 31, 2005 Period Ended December 31, 2005 Period Ended December 31, 2005 Period Ended December 31, 2005 Period Ended December 31, 2005 Period Ended December 31, 2005 Period Ended December 31, 2005 Restricted Group Unrestricted Group Eliminations Consolidated Group (€ 000's) Revenues 276,406 243,810 (6,308) 513,908 Operating EBITDA (1) 34,613 32,167 1,605 68,385 % Margin 12.5% 13.2% 13.3% Income (loss) from operations 10,715 4,024 1,605 16,344 Net Income (loss) (25,206) (93,545) 1,605 (117,146) Operating EBITDA Rosenthal 37,447 - 37,447 Stendal - 35,564 35,564 Celgar (2) 1,757 - 1,757 Paper, other (4,591) (3,397) 1,605 (6,383) 1. For a definition of Operating EBITDA and a reconciliation to net income for the restricted group, see Schedule A. 1. For a definition of Operating EBITDA and a reconciliation to net income for the restricted group, see Schedule A. 1. For a definition of Operating EBITDA and a reconciliation to net income for the restricted group, see Schedule A. 1. For a definition of Operating EBITDA and a reconciliation to net income for the restricted group, see Schedule A. 1. For a definition of Operating EBITDA and a reconciliation to net income for the restricted group, see Schedule A. 1. For a definition of Operating EBITDA and a reconciliation to net income for the restricted group, see Schedule A. 1. For a definition of Operating EBITDA and a reconciliation to net income for the restricted group, see Schedule A. 1. For a definition of Operating EBITDA and a reconciliation to net income for the restricted group, see Schedule A. 1. For a definition of Operating EBITDA and a reconciliation to net income for the restricted group, see Schedule A. 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005 2. Celgar results for 2005 are consolidated with Mercer post Feb. 14, 2005

Schedule A 1. Operating EBITDA is defined as income (loss) from operations plus depreciation and amortization and non-recurring capital asset impairment charges. Management uses Operating EBITDA as a benchmark measurement of its own operating results, and as a benchmark relative to its competitors. Operating EBITDA does not reflect the impact of a number of items that affect our net income (loss). Operating EBITDA is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, nor as an alternative to net cash from operating activities. 2. The following table provides a reconciliation of net loss from operations and Operating EBITDA for the periods indicated: 3. The following table provides a reconciliation of net loss to loss from operations and Operating EBITDA for the Restricted Group for the period indicated: